Second Quarter 2023 Earnings Supplemental August 09, 2023

Safe Harbor Statement This presentation contains, or incorporates by reference, not only historical information, but also forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve numerous risks and uncertainties. Our actual results may differ from our beliefs, expectations, estimates, projections and illustrations and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “target,” “believe,” “outlook,” “potential,” “continue,” “intend,” “seek,” “plan,” “goals,” “future,” “likely,” “may” and similar expressions or their negative forms, or by references to strategy, plans or intentions. The illustrative examples herein are forward-looking statements. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical facts or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and estimates are expressed in good faith and we believe there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs and estimates will prove to be correct or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Report on Form 10-K for the year ended December 31, 2022, under the caption “Risk Factors,” and any subsequent Form 10-Q or other filings made with the SEC. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any such forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is for informational purposes only and shall not constitute, or form a part of, an offer to sell or buy or the solicitation of an offer to sell or the solicitation of an offer to buy any securities. 2

FINANCIAL SUMMARY ▪ GAAP net income* of $1.4 million, or $0.03 per basic share, inclusive of a $(5.8) million, or $(0.11) per basic share, provision for credit losses. ▪ Pre-loss Distributable Earnings of $10.2 million, or $0.20 per basic share. Distributable Earnings** of $6.0 million, or $0.12 per basic share, inclusive of a write-off of $(4.2) million, or $(0.08) per basic share, related to REO transfer. ▪ Book value per common share of $13.93, inclusive of $(2.61) per common share total CECL reserve. ▪ Common stock quarterly dividend per share of $0.20; Series A preferred dividend per share of $0.4375. PORTFOLIO ACTIVITY ▪ Funded $17.5 million on existing loan commitments and $0.5 million in protective advances. Realized $206.2 million of total UPB in loan repayments, principal paydowns and amortization. ▪ Acquired 100% ownership in an approx. 256,000 sq.ft. office property in Phoenix, AZ pursuant to a negotiated deed-in-lieu of foreclosure and recognized a write-off of approx. $(4.2) million, which had been previously reserved for through the allowance for credit losses. The $28.2 million loan previously collateralized by the property was on nonaccrual status and had a risk rating of "5". PORTFOLIO OVERVIEW ▪ $3.3 billion in total commitments across 82 loan investments comprised of over 99% senior loans with a weighted average stabilized LTV of 62.9%† and a realized loan portfolio yield of 8.2%††; over 98% floating rate. ▪ Total CECL reserve of approx. $134.6 million, or 4.1% of total portfolio commitments. ▪ Weighted average portfolio risk rating of 2.7 as of June 30, 2023, with approx. 80% of loans risk ranked 3 or better. CAPITALIZATION & LIQUIDITY ▪ Extended the maturities of the Morgan Stanley and the Goldman Sachs financing facilities to June 2024 and July 2024, respectively. ▪ Ended Q2 with over $235 million in unrestricted cash and total leverage ratio of 2.3x. SUBSEQUENT EVENTS ▪ So far in Q3, funded $9.7 million on existing loan commitments and received $22.6 million in loan payoffs. ▪ Extended the maturity of the J.P. Morgan financing facility to July 2025. ▪ As of August 7th, carried over $225 million in unrestricted cash. Q2 2023 Summary Results & Subsequent Events 3 * Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix. † See definition in the appendix. †† See definition in the appendix. Includes nonaccrual loans.

SUMMARY INCOME STATEMENT ($ IN MILLIONS, EXCEPT PER SHARE DATA) Net Interest Income $21.8 (Provision) for Credit Losses $(5.8) Revenue / (Expenses) from REO Operations, net $(1.2) Operating Expenses $(9.7) Dividends on Preferred Stock $(3.6) (Provision) for Income Taxes $(0.1) GAAP Net Income* $1.4 Basic Wtd. Avg. Common Shares 51,538,309 Diluted Wtd. Avg. Common Shares 51,619,072 Net Income Per Basic Share $0.03 Net Income Per Diluted Share $0.03 Common Dividend Per Share $0.20 Preferred Dividend Per Share $0.4375 Q2 2023 Financial Summary 4* See definition in the appendix. Due to rounding figures may not result in the totals presented. SUMMARY BALANCE SHEET ($ IN MILLIONS, EXCEPT PER SHARE DATA, REFLECTS CARRYING VALUES) Cash $235.8 Restricted Cash $41.0 Loans Held-for-Investment, net $2,966.1 Real Estate Owned, net $18.2 Repurchase Facilities $1,072.1 Securitized (CLO) Debt $999.8 Secured Credit Facility $100.0 Asset-Specific Financing $45.8 Senior Unsecured Convertible Notes $131.4 Preferred Equity $205.7 Common Equity $718.6 Total Stockholders’ Equity $924.3 Common Shares Outstanding 51,570,703 Book Value Per Common Share $13.93

$14.08 $13.93 $0.27 $(0.11) $(0.07) $(0.20) $(0.04) $12.00 $13.00 $14.00 $15.00 3/31/2023 Pre-Provision Earnings (Provision for) Credit Losses Series A Preferred Dividend Declaration Common Stock Dividend Declaration Equity Compensation 6/30/2023 Key Drivers of Q2 2023 Earnings and Book Value Per Share • GAAP Net Income* of $1.4 million, or $0.03 per basic share, inclusive of a $(5.8) million, or $(0.11) per basic share, of provision for credit losses. • Distributable Earnings** of $6.0 million, or $0.12 per basic share, inclusive of a write-off of $(4.2) million, or $(0.08) per basic share, related to acquiring ownership in REO property. Pre-loss Distributable Earnings of $10.2 million, or $0.20 per basic share. • Q2 2023 book value per common share of $13.93, inclusive of $(2.61) per common share total CECL reserve. 5 BO O K VA LU E WA L K P E R S H A R E * Represents Net Income Attributable to Common Stockholders; see definition in the appendix. ** See definition and reconciliation to GAAP net income in the appendix.

5.1% 49.6% 25.7% 11.7% 7.9% 1 2 3 4 5 Loan Portfolio Credit Overview 6 GENERAL AND SPECIFIC CECL RESERVE BY QTR.* CECL RESERVE AS % OF COMMITMENTS BY QTR. STABILIZED LTV** RISK RATINGS *$ in millions. **See definition in the appendix. • Weighted average portfolio risk rating of 2.7 as of June 30, 2023. 26.4% 32.9% 19.9% 18.2% 2.6% 0 - 60% 60 - 65% 65 - 70% 70 - 75% 75 - 80% $35.2 $47.3 $65.5 $72.3 $50.4 $39.3 $67.5 $62.3 $85.6 $86.6 $133.0 $134.6 9/30/2022 12/31/2022 3/31/2023 6/30/2023 General Specific 2.2% 2.4% 3.8% 4.1% 9/30/2022 12/31/2022 3/31/2023 6/30/2023

Office, 41.8% Multifamily, 30.9% Retail, 9.3% Hotel, 8.7% Industrial, 6.4% Other, 2.9% Loan Portfolio Overview as of June 30, 2023 7 PROPERTY TYPE(1) REGION *See definition in the appendix. **See definition in the appendix. Includes nonaccrual loans. KEY PORTFOLIO STATISTICS Outstanding Principal Balance $3.1 billion Total Loan Commitments $3.3 billion Number of Investments 82 Average UPB ~$37.9 mil Realized Loan Portfolio Yield** 8.2% Weighted Average Stabilized LTV* 62.9% Weighted Average Fully- Extended Remaining Term(2) 1.9 years High-quality, well-diversified portfolio comprised of over 99% senior loans with a weighted average stabilized LTV at origination of 62.9%*. Northeast, 24.5% Southeast, 22.6% Southwest, 22.0% Midwest, 16.2% West, 14.7%

13.7% 13.8% 34.8% 4.5% 19.0% 14.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 4.0% Pre-2018 2018 2019 2020 2021 2022 % o f P o rt fo li o 1 -M o n th U .S . S O F R % of Floating Rate Loan Portfolio Wtd. Avg. SOFR Floor by Loan Vintage Wtd. Avg. Portfolio SOFR Floor 8 Sensitivity to Short-term Interest Rates QTR. NET INTEREST INCOME PER SHARE SENSITIVITY TO CHANGES IN 1-MO. U.S. LIBOR/SOFR AS OF JUNE 30, 2023(4) • Portfolio is over 98% floating rate. • Well-positioned for further increases in short-term benchmark interest rates. WEIGHTED AVERAGE SOFR BY LOAN VINTAGE (3) $(0.03) $(0.02) $(0.01) $(0.01) $0.01 $0.01 $0.02 $0.03 -1.00% -0.75% -0.50% -0.25% 0.25% 0.50% 0.75% 1.00% Change in 1-Month U.S. LIBOR/SOFR (%)

Overview of Risk-Rated "5" Loans

- As of June 30, 2023, the Company held four collateral-dependent loans that were risk-rated "5" with an aggregate principal balance of $245.6 million, for which the Company recorded an allowance for credit losses of $62.3 million.
- The Company is actively pursuing resolution options with respect to each of these loans, which may include foreclosure, deed-in-lieu, restructuring, sale of the loan, or sale of the collateral property.
- Acquired 100% ownership in an approx. 256,000 sq.ft. office property in Phoenix, AZ pursuant to a negotiated deed-in-lieu of foreclosure and recognized a write-off of approx. $(4.2) million, which had been previously reserved for through the allowance for credit losses. The $28.2 million loan previously collateralized by the property was on nonaccrual status and had a risk rating of "5".

	San Diego, CA Office(5)	Minneapolis, MN Office(6)	Dallas, TX Office(7)	Minneapolis, MN Hotel(8)
Loan Structure	Senior floating-rate	Senior floating-rate	Senior floating-rate	Senior floating-rate
Origination Date	October 2019	August 2019	May 2017	December 2018
Collateral Property	340,000 square foot office building	409,000 square foot office building	378,000 square foot office building	154 key full-service hotel
Total Commitment	$93 million	$93 million	$32 million	$28 million
Current UPB	$93 million	$93 million	$32 million	$28 million
Cash Coupon*	S + 5.1%	S + 2.9%	S + 5.4%	S + 3.9%
Risk Rating	5	5	5	5

* See definition in the appendix.

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CLOs Repurchase Facilities Senior Convertible Notes Other Non-MTM Asset Specific Funding Mix and Capitalization Highlights 10* See definition in the appendix. FINANCING SUMMARY AS OF JUNE 30, 2023 ($ IN MILLIONS) Total Capacity Outstanding Balance(9) Wtd. Avg Coupon* Advance Rate Non- MTM* Repurchase Facilities(10) $1,750 $1,065 S + 2.60% 67.1% Non–MTM* Repurchase Facility(11) $200 $7 S + 5.00% 22.9% Secured Credit Facility $100 $100 S + 6.50% 53.5% CLO-3 (GPMT 2021-FL3) $500 L + 1.76% 78.4% CLO-4 (GPMT 2021-FL4) (12) $503 L + 1.68% 80.9% Asset-Specific Financing $150 $46 S + 1.81% 77.2% Convertible Notes due Oct. 2023 $132 6.38% — Total Borrowings $2,353 Stockholders’ Equity $924 FUNDING MIX(13) WELL-DIVERSIFIED CAPITAL STRUCTURE WITH MODERATE LEVERAGE LEVERAGE* 1.2x 2.3x 0.0x 1.0x 2.0x 3.0x 6/30/2023 Recourse Leverage Total Leverage ~55% Non–MTM*

Endnotes

Endnotes 12 1) Mixed-use properties represented based on allocated loan amounts. 2) Max remaining term assumes all extension options are exercised and excludes four loans that have passed its maturity date and are not eligible for extension, if applicable. 3) Reflects changes to SOFR floors arising from loan modifications in prior period. 4) Represents estimated change in net interest income for theoretical (+)(-) 25 basis points parallel shifts in 1-month U.S. LIBOR/SOFR, as of 6/30/2023, spot LIBOR and SOFR was 5.22% and 5.14%, respectively. All projected changes in quarterly net interest income are measured as the change from our projected quarterly net interest income based off of current performance returns on portfolio as it existed on June 30, 2023. Actual results of changes in annualized net interest income may differ from the information presented in the sensitivity graph due to differences between the dates of actual interest rate resets in our loan investments and our floating rate interest-bearing liabilities, and the dates as of which the analysis was performed. 5) Loan was placed on nonaccrual status as of June 2022. 6) Loan was placed on nonaccrual status as of September 2022. 7) Loan was placed on nonaccrual status as of December 2022. 8) Loan was placed on nonaccrual status as of March 2023. 9) Outstanding principal balance, excludes deferred debt issuance costs. 10) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Goldman Sachs facility from $250 million to $350 million. 11) Includes option to be exercised at the Company’s discretion, subject to customary terms and conditions, to increase the maximum facility amount of the Centennial facility from $150 million to $200 million. 12) GPMT 2021-FL4 $39.6 million of restricted cash. 13) Other non-MTM includes non-mark-to-market repurchase facility and secured credit facility.

Appendix

Summary of Investment Portfolio 14 ($ IN MILLIONS) Maximum Loan Commitment Principal Balance Carrying Value Cash Coupon* All-in Yield at Origination* Original Term (Years)* Initial LTV* Stabilized LTV* Senior Loans* $3,263.7 $3,091.7 $2,952.9 S + 3.76% S + 4.03% 3.1 66.2% 63.1% Subordinated Loans $13.6 $13.6 $13.2 8.00% 8.11% 10.0 41.4% 36.2% Total Weighted/Average** $3,277.3 $3,105.4 $2,966.1 S + 3. 76% S + 4.03% 3.2 66.1% 62.9% * See definition in this appendix. ** Due to rounding figures may not result in the totals presented.

Investment Portfolio

($ IN MILLIONS)	Type*	Origination Date	Maximum Loan Commitment	Principal Balance	Carrying Value	Cash Coupon*	All-in Yield at Origination*	Original Term (Years)*	State	Property Type	Initial LTV*	Stabilized LTV*
Asset 1	Senior	12/19	$111.1	$109.2	$109.1	S + 2.80%	S + 3.23%	3.0	IL	Multifamily	76.5%	73.0%
Asset 2	Senior	12/18	96.4	89.3	89.2	S + 3.75%	S + 5.21%	3.0	NY	Mixed-Use	26.2%	47.6%
Asset 3	Senior	08/19	93.1	93.1	93.2	S + 2.85%	S + 3.26%	3.0	MN	Office	73.1%	71.2%
Asset 4	Senior	10/19	92.6	92.6	92.6	S + 5.05%	S + 3.86%	3.0	CA	Office	63.9%	61.1%
Asset 5	Senior	07/19	89.8	79.7	79.6	S + 3.74%	S + 4.32%	3.0	IL	Office	70.0%	64.4%
Asset 6	Senior	10/19	87.8	87.1	86.9	S + 2.60%	S + 3.05%	3.0	TN	Office	70.2%	74.2%
Asset 7	Senior	12/15	86.0	84.1	83.8	S + 4.15%	S + 4.43%	4.0	LA	Mixed-Use	65.5%	60.0%
Asset 8	Senior	01/20	81.9	74.3	74.0	S + 4.30%	S + 3.93%	3.0	CO	Industrial	47.2%	47.5%
Asset 9	Senior	06/19	81.7	81.5	81.4	S + 2.69%	S + 3.05%	3.0	TX	Mixed-Use	71.7%	72.2%
Asset 10	Senior	10/22	77.3	77.3	77.3	S + 4.50%	S + 4.61%	2.0	CA	Retail	47.7%	36.6%
Asset 11	Senior	10/19	76.8	76.8	76.7	S + 3.41%	S + 3.73%	3.0	FL	Mixed-Use	67.7%	62.9%
Asset 12	Senior	12/16	67.8	66.0	66.0	S + 5.15%	S + 4.87%	4.0	FL	Office	73.3%	63.2%
Asset 13	Senior	12/19	63.7	60.9	60.8	S + 3.50%	S + 3.28%	3.0	NY	Office	68.8%	59.3%
Asset 14	Senior	07/21	63.3	63.3	63.0	S + 3.05%	S + 3.39%	3.0	LA	Multifamily	68.8%	68.6%
Asset 15	Senior	12/18	60.1	59.4	59.3	S + 2.90%	S + 3.44%	3.0	TX	Office	68.5%	66.7%
Assets 16-82	Various	Various	$2,047.9	$1,910.8	$1,903.6	S + 3.85%	S + 4.15%	3.2	Various	Various	67.5%	63.4%
Allowance for Credit Losses					$(130.4)							
Total/Weighted Average**			**$3,277.3**	**$3,105.4**	**$2,966.1**	**S + 3.76%**	**S + 4.03%**	**3.2**			**66.1%**	**62.9%**

* See definition in this appendix.
** Due to rounding figures may not result in the totals presented.

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Average Balances and Yields/Cost of Funds 16 Quarter Ended June 30, 2023 ($ IN THOUSANDS) Average Balance** Interest Income/Expense† Net Yield/Cost of Funds Interest-earning assets Loans held-for-investment Senior loans* $3,209,141 $65,941 8.2% Subordinated loans 13,657 276 8.1% Total loan interest income/net asset yield $3,222,798 $66,217 8.2% Other - Interest on cash and cash equivalents $2,609 Total interest income $68,826 Interest-bearing liabilities Borrowings collateralized by: Loans held-for-investment Senior loans* $2,284,745 $44,487 7.8% Subordinated loans 8,202 167 8.1% Other: Convertible senior notes 131,288 2,332 7.1% Total interest expense/cost of funds $2,424,235 $46,986 7.8% Net interest income/spread $21,840 0.4% * See definition in this appendix. Included in collateralized borrowings is the Centennial repurchase facility with an outstanding balance $6.8 million, which became collateralized by real estate owned on May 16, 2023. ** Average balance represents average amortized cost on loans held-for-investment. † Includes amortization of deferred debt issuance costs.

Condensed Consolidated Balance Sheets 17 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED BALANCE SHEETS (IN THOUSANDS, EXCEPT SHARE DATA) June 30, 2023 December 31, 2022 ASSETS (unaudited) Loans held-for-investment $ 3,096,500 $ 3,350,150 Allowance for credit losses (130,412) (82,335) Loans held-for-investment, net 2,966,088 3,267,815 Cash and cash equivalents 235,840 133,132 Restricted cash 41,010 7,033 Real estate owned, net 18,158 — Accrued interest receivable 13,197 13,413 Other assets 36,563 32,708 Total Assets $ 3,310,856 $ 3,454,101 LIABILITIES AND STOCKHOLDERS’ EQUITY Liabilities Repurchase facilities $ 1,072,132 $ 1,015,566 Securitized debt obligations 999,781 1,138,749 Asset-specific financings 45,823 44,913 Secured credit facility 100,000 100,000 Convertible senior notes 131,366 130,918 Dividends payable 14,336 14,318 Other liabilities 22,971 24,967 Total Liabilities 2,386,409 2,469,431 Commitments and Contingencies 10% cumulative redeemable preferred stock, par value $0.01 per share; 50,000,000 shares authorized and 1,000 issued and outstanding ($1,000,000 liquidation preference) — 1,000 Stockholders’ Equity 7.00% Series A cumulative redeemable preferred stock, par value $.01 per share; 11,500,000 shares authorized and 8,229,500 and 8,229,500 shares issued and outstanding, respectively; liquidation preference $25.00 per share 82 82 Common stock, par value $0.01 per share; 450,000,000 shares authorized and 51,570,703 and 52,350,989 shares issued and outstanding, respectively 516 524 Additional paid-in capital 1,200,580 1,202,315 Cumulative earnings 101,905 130,693 Cumulative distributions to stockholders (378,761) (350,069) Total Granite Point Mortgage Trust Inc. Stockholders’ Equity 924,322 983,545 Non-controlling interests 125 125 Total Equity $ 924,447 $ 983,670 Total Liabilities and Stockholders’ Equity $ 3,310,856 $ 3,454,101

Condensed Consolidated Statements of Comprehensive Income (Loss) 18 GRANITE POINT MORTGAGE TRUST INC. CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (in thousands, except share data) Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Interest income: (unaudited) (unaudited) (unaudited) (unaudited) Loans held-for-investment $ 66,217 $ 49,056 $ 131,508 $ 96,354 Cash and cash equivalents 2,609 223 4,037 246 Total interest income 68,826 49,279 135,545 96,600 Interest expense: Repurchase facilities 22,872 10,380 42,644 15,388 Secured credit facility 3,075 — 6,004 — Securitized debt obligations 17,888 10,844 35,939 20,576 Convertible senior notes 2,332 4,572 4,643 9,118 Term financing facility — 340 — 1,713 Asset-specific financings 819 322 1,562 604 Senior secured term loan facilities — 886 — 3,754 Total Interest Expense 46,986 27,344 90,792 51,153 Net interest income 21,840 21,935 44,753 45,447 Other (loss) income: Revenue from real estate owned operations 462 — 462 — (Provision for) Benefit from credit losses (5,818) (13,627) (52,228) (17,315) Gain (loss) on extinguishment of debt — (13,032) 238 (18,823) Fee income — 461 — 954 Total other (loss) income (5,356) (26,198) (51,528) (35,184) Expenses: Compensation and benefits 6,209 5,770 12,121 11,586 Servicing expenses 1,320 1,500 2,698 2,961 Expenses from real estate owned operations 1,664 — 1,664 — Other operating expenses 2,180 2,185 5,451 4,799 Total expenses 11,373 9,455 21,934 19,346 Income (loss) before income taxes 5,111 (13,718) (28,709) (9,083) Provision for (benefit from) income taxes 70 13 79 12 Net income (loss) 5,041 (13,731) (28,788) (9,095) Dividends on preferred stock 3,625 3,625 7,250 7,250 Net income (loss) attributable to common stockholders $ 1,416 $ (17,356) $ (36,038) $ (16,345) Basic earnings (loss) per weighted average common share $ 0.03 $ (0.32) $ (0.69) $ (0.30) Diluted earnings (loss) per weighted average common share $ 0.03 $ (0.32) $ (0.69) $ (0.30) Dividends declared per common share $ 0.20 $ 0.25 $ 0.40 $ 0.50 Weighted average number of shares of common stock outstanding: Basic 51,538,309 53,512,005 51,921,217 55,683,575 Diluted 51,619,072 53,512,005 51,921,217 55,683,575 Net income (loss) attributable to common stockholders $ 1,416 $ (17,356) $ (36,038) $ (16,345) Comprehensive income (loss) $ 1,416 $ (17,356) $ (36,038) $ (16,345)

Reconciliation of GAAP Net (Loss) Income to Distributable Earnings* 19 ($ IN MILLIONS, EXCEPT PER SHARE DATA) (UNAUDITED) Q3 2022 Q4 2022 Q1 2023 Q2 2023 GAAP Net (loss) Income* $(29.1) $(9.9) $(37.5) $1.4 Adjustments: Provision (Benefit from) for Credit Losses $35.4 $16.5 $46.4 $5.8 Loss (Gain) on Extinguishment of Debt $- $- $(0.2) $- Loss on Loan Sale $- $1.7 $- $- Non-Cash Equity Compensation $2.4 $0.6 $2.0 $2.4 Depreciation and Amortization on Real Estate Owned $- $- $- $0.6 Distributable Earnings* Pre-loss and Write-off $8.7 $9.0 $10.7 $10.2 Loan Write-off $- $(15.5) $- $(4.2) Loss on Loan Sale $- $(1.7) $- $- Distributable Earnings (loss)* $8.7 $(8.2) $10.7 $6.0 Basic Wtd. Avg. Common Shares 52,350,989 52,350,989 52,308,380 51,538,309 Diluted Wtd. Avg. Common Shares 52,350,989 52,350,989 52,308,380 51,619,072 Distributable Earnings* Per Basic Share Pre-loss and Loan Write-off $0.17 $0.17 $0.20 $0.20 Distributable Earnings* Per Basic Share $0.17 $(0.16) $0.20 $0.12 * See definition in this appendix.

($ in thousands) At 9/30/22 At 12/31/22 At 3/31/23 At 6/30/23 ASSETS Loans Held-for-Investment $3,603,016 $3,350,150 $3,310,830 $3,096,500 Allowance for credit losses $(82,611) $(82,335) $(128,451) $(130,412) Carrying Value $3,520,405 $3,267,815 $3,182,379 $2,966,088 LIABILITIES Other liabilities impact* $2,964 $4,249 $4,543 $4,200 STOCKHOLDERS’ EQUITY Cumulative earnings impact $(85,576) $(86,584) $(132,994) $(134,611) Financial Statements Impact of CECL Reserves 20 • Total allowance for credit losses of $134.6 million, of which $4.2 million is related to future funding obligations and recorded in other liabilities. • Loans reported on the balance sheet are net of the allowance for credit losses. ($ in thousands) Q2 2023 Change in allowance for credit losses: Provision for credit losses $(5,818) Write-off $4,200 Total change in allowance for credit losses $(1,618) * Represents estimated allowance for credit losses on unfunded loan commitments.

▪ Beginning with our Annual Report on Form 10-K for the year ended December 31, 2022, and for all subsequent reporting periods ending on or after December 31, 2022, we have elected to present Distributable Earnings, a measure that is not prepared in accordance with GAAP, as a supplemental method of evaluating our operating performance. Distributable Earnings replaces our prior presentation of Core Earnings with no changes to the definition. In order to maintain our status as a REIT, we are required to distribute at least 90% of our taxable income as dividends. Distributable Earnings is intended to overtime serve as a general, though imperfect, proxy for our taxable income. As such, Distributable Earnings is considered a key indicator of our ability to generate sufficient income to pay our common dividends, which is the primary focus of income-oriented investors who comprise a meaningful segment of our stockholder base. We believe providing Distributable Earnings on a supplemental basis to our net income and cash flow from operating activities, as determined in accordance with GAAP, is helpful to stockholders in assessing the overall run-rate operating performance of our business. ▪ We use Distributable Earnings to evaluate our performance, excluding the effects of certain transactions and GAAP adjustments we believe are not necessarily indicative of our current loan portfolio and operations. For reporting purposes, we define Distributable Earnings as net income attributable to our stockholders, computed in accordance with GAAP, excluding: (i) non-cash equity compensation expenses; (ii) depreciation and amortization; (iii) any unrealized gains (losses) or other similar non-cash items that are included in net income for the applicable reporting period (regardless of whether such items are included in other comprehensive income or in net income for such period); and (iv) certain non-cash items and one-time expenses. Distributable Earnings may also be adjusted from time to time for reporting purposes to exclude one-time events pursuant to changes in GAAP and certain other material non-cash income or expense items approved by a majority of our independent directors. The exclusion of depreciation and amortization from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. Distributable Earnings 21

▪ While Distributable Earnings excludes the impact of the unrealized non-cash current provision for credit losses, we expect to only recognize such potential credit losses in Distributable Earnings if and when such amounts are deemed non-recoverable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but non-recoverability may also be concluded if, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received, or expected to be received, and the carrying value of the asset, and is reflective of our economic experience as it relates to the ultimate realization of the loan. During the three and six months ended June 30, 2023, we recorded provision for credit losses of $(5.8) million and $(52.2) million, respectively, which has been excluded from Distributable Earnings, consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced on slide 21. During the three months ended June 30, 2023, we recorded $0.6 million in depreciation and amortization on real estate owned and related intangibles, which has been excluded from Distributable Earnings consistent with other unrealized gains (losses) and other non-cash items pursuant to our existing policy for reporting Distributable Earnings referenced on slide 21. During the six months ended June 30, 2023, we recorded a $0.2 million gain on early extinguishment of debt, which has been excluded from Distributable Earnings consistent with certain one-time events pursuant to our existing policy for reporting Distributable Earnings as a helpful indicator in assessing the overall run-rate operating performance of our business. ▪ Distributable Earnings does not represent net income or cash flow from operating activities and should not be considered as an alternative to GAAP net income, or an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and, accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings (cont’d) 22

Other Definitions 23 Realized Loan Portfolio Yield ▪ Provided for illustrative purposes only. Calculations of realized loan portfolio yield are based on a number of assumptions (some or all of which may not occur) and are expressed as monthly equivalent yields that include net origination fees and exit fees and exclude future fundings and any potential or completed loan amendments or modifications. Cash Coupon ▪ Cash coupon does not include origination or exit fees. Future Fundings ▪ Fundings to borrowers of loan principal balances under existing commitments on our loan portfolio. Initial LTV ▪ The initial loan amount (plus any financing that is pari passu with or senior to such loan) divided by the as is appraised value (as determined in conformance with USPAP) as of the date the loan was originated set forth in the original appraisal. Net Income Attributable to Common Stockholders ▪ GAAP net (loss) income attributable to our common stockholders after deducting dividends attributable to our cumulative redeemable preferred stock. Non—MTM ▪ Non-Mark-to-Market. Original Term (Years) ▪ The initial maturity date at origination and does not include any extension options and has not been updated to reflect any subsequent extensions or modifications, if applicable. Pre-Provision, Pre-Loss Earnings ▪ Net interest income, less operating expenses and provision for income taxes. Recourse Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility, secured credit facility, asset-specific financing and convertible senior notes, less cash, divided by total stockholders’ equity. REO ▪ Real estate owned. Senior Loans ▪ “Senior” means a loan primarily secured by a first priority lien on commercial real property and related personal property and also includes, when applicable, any companion subordinate loans.

Other Definitions (cont’d) 24 Stabilized LTV ▪ The fully funded loan amount (plus any financing that is pari passu with or senior to such loan), including all contractually provided for future fundings, divided by the as stabilized value (as determined in conformance with USPAP) set forth in the original appraisal. As stabilized value may be based on certain assumptions, such as future construction completion, projected re-tenanting, payment of tenant improvement or leasing commissions allowances or free or abated rent periods, or increased tenant occupancies. Total Leverage ▪ Borrowings outstanding on repurchase facilities, non-mtm repurchase facility, secured credit facility, CLO’s, asset-specific financing and convertible senior notes, less cash, divided by total stockholders’ equity. Wtd. Avg Coupon ▪ Does not include fees and other transaction related expenses.

Company Information 25 Granite Point Mortgage Trust Inc. is an internally-managed real estate finance company that focuses primarily on directly originating, investing in and managing senior floating rate commercial mortgage loans and other debt and debt-like commercial real estate investments. Granite Point was incorporated in Maryland on April 7, 2017, and has elected to be treated as a real estate investment trust for U.S. federal income tax purposes. For more information regarding Granite Point, visit www.gpmtreit.com. Contact Information: Corporate Headquarters: 3 Bryant Park, 24th Floor New York, NY 10036 212-364-5500 New York Stock Exchange: Symbol: GPMT Investor Relations: Chris Petta Investor Relations 212-364-5500 Investors@gpmtreit.com Transfer Agent: Equiniti Trust Company P.0. Box 64856 St. Paul, MN 55164-0856 800-468-9716 www.shareowneronline.com Credit Suisse Douglas Harter (212) 538-5983 JMP Securities Steven DeLaney (212) 906-3517 Keefe, Bruyette & Woods Jade Rahmani (212) 887-3882 Raymond James Stephen Laws (901) 579-4868 Analyst Coverage:* *No report of any analyst is incorporated by reference herein and any such report represents the sole views of such analyst.